AMERICAN MUNICIPAL
INCOME PORTFOLIO

                                       XAA



ANNUAL REPORT
JANUARY 31,
2001

                                   [LOGO OF FIRST AMERICAN-Registered Trademark-ASSET MANAGEMENT]

[LOGO OF FIRST AMERICAN-Registered Trademark-
ASSET MANAGEMENT]

AMERICAN MUNICIPAL
INCOME PORTFOLIO

FUND OBJECTIVE

High current income exempt from regular federal income tax, consistent with preservation of capital. The fund's income and capital gains may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS

A diverse range of municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

TABLE OF CONTENTS

 2   Fund Overview

 7   Financial Statements and Notes

17   Investments in Securities

23   Independent Auditor's Report

24   Federal Income Tax Information

25   Shareholder Update


           ----------------------------------------------------------
              NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
           ----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the periods ended January 31, 2001

[CHART]

                                                                   One Year          Five Year       Since Inception
AMERICAN MUNICIPAL INCOME PORTFOLIO (XAA, inception 6/25/1993)      16.58%             5.64%              6.24%

Lipper General Municipal Bond Funds: Leveraged Average              12.48%             4.69%              5.03%

Lehman Brothers Municipal Long Bond Index                           18.30%             6.20%              6.43%

Average annual total returns are through January 31, 2001, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended January 31, 2001, were 25.44%, 8.36%, and 5.28%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. - The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures. - The since-inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through January 31, 2001.


AMERICAN MUNICIPAL INCOME PORTFOLIO  ANNUAL REPORT 2001                       1)

FUND OVERVIEW

MARCH 15, 2001

AMERICAN MUNICIPAL INCOME PORTFOLIO HAD A TOTAL RETURN OF 16.58%* BASED ON ITS NET ASSET VALUE (NAV) FOR THE YEAR ENDED JANUARY 31, 2001. The fund outperformed the average return of 12.48% for a group of similar funds in the Lipper General Municipal Bond Funds: Leveraged category. The Lehman Brothers Municipal Long Bond Index, the fund's benchmark that reflects no fees or expenses, returned 18.30% during the same period.

THE FALLING RATE ENVIRONMENT DURING THE YEAR HELPED THE FUND OUTPACE THE AVERAGE RETURN OF ITS PEERS. Municipal bond rates--as represented by the Bond Buyer 20 Index--began the year at 6.08% and ended it at 5.15%. Falling rates benefited the NAV of the fund as the prices of intermediate- and long-term bonds

*All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
As a percentage of total assets on January 31, 2001

[CHART]

Utility Revenue                      12%
Certificates of Participation         5%
Municipal Bond Bank                   1%
Building Revenue                      3%
General Obligations                  15%
Economic Development Revenue          3%
Transportation Revenue                7%
Water/Sewer Revenue                   1%
Education Revenue                     2%
Short-Term Securities                 1%
Recreation Authority Revenue          2%
Health Care Revenue                  30%
Industrial Development Revenue        1%
Other Assets                          1%
Housing Revenue                      17%

[SIDENOTE]
FUND MANAGEMENT

DOUG WHITE, CFA, is primarily responsible for the management of American Municipal Income Portfolio. He has 18 years of financial experience.

CATHERINE STIENSTRA assists with the management of American Municipal Income Portfolio. She has 13 years of financial experience.


(2                       AMERICAN MUNICIPAL INCOME PORTFOLIO  ANNUAL REPORT 2001
increased. Because American Municipal Income Portfolio tends to own longer-duration municipal bonds that generate higher tax-free income, it typically performs well in a steady or falling rate environment. In exchange for higher yields, these longer-duration bonds will exhibit more price volatility in a fluctuating interest rate environment. Some of the fund's positions in airport, health care, and housing revenue bonds hindered performance slightly compared to the Lehman benchmark, although the health care and housing sectors outperformed the overall index. Yield spreads widened and prices went down for much of the year on many issues in these sectors in sympathy with taxable high-yield bonds, last year's worst performing segment of the bond market. Labor issues and higher energy costs negatively impacted airport revenue bonds and legislative uncertainties surrounding Medicare and Medicaid also affected the performance of many health care revenue bonds.

--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
As a percentage of total assets on January 31, 2001

[MAP OF THE UNITED STATES]

Arizona                4%
Colorado               7%
California             2%
Georgia                9%
Hawaii                 2%
Illinois               7%
Indiana                5%
Iowa                   2%
Kansas                 1%
Kentucky               2%
Michigan              10%
Minnesota             10%
Missouri               1%
Nebraska               2%
Nevada                 2%
New Mexico             7%
New York               1%
North Dakota           1%
Ohio                   2%
South Dakota           4%
Tennessee              2%
Texas                  9%
Utah                   2%
Washington             2%
Wisconsin              2%


AMERICAN MUNICIPAL INCOME PORTFOLIO  ANNUAL REPORT 2001                       3)

FUND OVERVIEW CONTINUED


INCREASING DEMAND FOR BOND FUNDS, BECAUSE OF THE CHOPPY STOCK MARKET, BENEFITED THE FUND BY NARROWING THE DISCOUNT OF THE FUND'S MARKET PRICE TO ITS NAV. A year ago at this time, the fund was trading in the market at a 10.8% discount to its NAV. Today the gap has narrowed to 4.8% as of January 31, 2001. This has helped the fund generate a 25.44% total return based on its market price during the year.

FOR MOST OF THE FISCAL YEAR, THE FUND DIPPED INTO ITS DIVIDEND RESERVE TO MAINTAIN ITS MONTHLY COMMON STOCK DISTRIBUTION AMOUNT OF 6.6 CENTS PER SHARE. As the Federal Reserve raised short-term rates during 2000, the dividend rates for the fund's preferred stock shareholders rose. This caused the fund to fall short of earning its monthly common stock dividend. (See page 6 for more information about the fund's preferred stock.) Fortunately, part of our management strategy is to set aside fund earnings in reserve when rates are low for use during periods of higher rates. This helps to provide a more even income stream for common stock shareholders. As the Federal Reserve began to significantly reduce the Federal Funds Rate in January 2001, rates on the fund's preferred stock have fallen as well. This should help the fund move toward earning its monthly common stock dividend again. The fund's current common stock distribution level remains unchanged with a dividend reserve of 13 cents per share as of January 31, 2001. Keep in mind that even with our dividend reserve strategy the fund's dividend is subject to change.

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN

As of January 31, 2001, according to Standard & Poor's and Moody's Investors Service

AAA/Aaa                              68%
AA/Aa                                 4%
A                                     9%
BBB/Baa                               8%
Nonrated                             11%
----------------------------------------
                                    100%


(4                       AMERICAN MUNICIPAL INCOME PORTFOLIO  ANNUAL REPORT 2001

OUR MANAGEMENT TEAM CONTINUES TO FOCUS ON IN-DEPTH RESEARCH AND QUALITY-SECURITY SELECTION WHEN CHOOSING AND MONITORING THE FUND'S HOLDINGS. Despite last year's underperformance of some issues in the housing and health care sectors, we continue to emphasize these areas as they produce attractive income for the fund. We believe we can still find many good quality issuers in this segment and that the entire area of the market has been unfairly penalized by the issues discussed earlier in the letter. As you can see from the credit quality breakdown table on page 4, almost 90% of the fund is considered investment-grade quality. This means that the bonds are in one of the four highest categories according to industry rating services such as Standard & Poor's or Moody's. An investment-grade rating means that there is minimal risk that the bond issuer will default in its timely payment of interest and principal to the fund.

AS THE MAP ON PAGE 3 SHOWS, THE FUND REMAINS GEOGRAPHICALLY DIVERSIFIED ACROSS MANY AREAS OF THE UNITED STATES. This past year, we reduced our holdings of school district bonds in Texas as the result of a substantial increase in newly-issued bonds in that segment. The increase in school district bond supply temporarily increased rates and decreased prices. However, Texas remains sound from a credit quality standpoint and we still have a large concentration there. We are also avoiding the purchase of new bonds in California, again not because of credit quality concerns, but because the yields on these bonds are substantially below the national average. This is the result of increased demand for municipal bonds in that state.

OVERALL, SUPPLY CONTINUED TO DECREASE IN THE MUNICIPAL BOND MARKETPLACE AS MUNICIPALITIES SLOWED THEIR BOND ISSUANCE. The expanding economy over the past few years has allowed many municipalities to reduce their borrowing through the issuance of municipal bonds.


AMERICAN MUNICIPAL INCOME PORTFOLIO ANNUAL REPORT 2001                        5)

FUND OVERVIEW CONTINUED

The overall national supply of municipal bonds was down approximately 13% compared to a year ago. If the economy continues to show the signs of slowing we have seen in early 2001, we may see a pick-up in issuance again. The reduction in the number of bonds available has not had a major impact on this fund, typically turnover in the portfolio is relatively low.

AS ALWAYS, THANK YOU FOR YOUR INVESTMENT IN AMERICAN MUNICIPAL INCOME PORTFOLIO AND THE CONFIDENCE THAT YOU HAVE PLACED IN OUR MANAGEMENT TEAM. Although the current administration's tax-cut proposal is causing some anxiety in the municipal marketplace, we will continue with our strategy of emphasizing longer-duration bonds that pay high tax-exempt income. We will also maintain our focus on quality-security selection and the ongoing scrutiny of current holdings in order to meet your objective of attractive monthly income that is free from federal income taxes.

--------------------------------------------------------------------------------
PREFERRED STOCK

The preferred stock issued by XAA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the NAV of the fund and the market value of shares of common stock.


(6                       AMERICAN MUNICIPAL INCOME PORTFOLIO  ANNUAL REPORT 2001

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  January 31, 2001
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $125,715,024
Accrued interest receivable  ...............................       1,370,127
Other assets  ..............................................           9,421
                                                                ------------
  Total assets  ............................................     127,094,572
                                                                ------------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................          14,570
Accrued investment management fee  .........................          37,800
Bank overdraft  ............................................          18,106
Accrued administrative fee  ................................          24,726
Other accrued expenses  ....................................          18,847
                                                                ------------
  Total liabilities  .......................................         114,049
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $126,980,523
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................    $124,031,021
Undistributed net investment income  .......................         753,323
Accumulated net realized loss on investments  ..............      (3,062,781)
Unrealized appreciation of investments  ....................       5,258,960
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $126,980,523
                                                                ============

* Investments in securities at identified cost  ............    $120,456,064
                                                                ============

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........    $ 83,480,523
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................       5,756,267
Net asset value  ...........................................    $      14.50
Market price  ..............................................    $      13.80

LIQUIDATION PREFERENCE OF PREFERRED STOCK (NOTE 3):
Net assets applicable to outstanding preferred stock  ......    $ 43,500,000
Shares of preferred stock outstanding (authorized one
  million shares)  .........................................           1,740
Liquidation preference per share  ..........................    $     25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

           2001 Annual Report  7  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended January 31, 2001
 ................................................................................

INCOME:
Interest  ..................................................    $ 7,615,465
Exempt-interest dividends from investment companies  .......         41,537
                                                                -----------

  Total investment income ..................................      7,657,002
                                                                -----------

EXPENSES (NOTE 5):
Investment management fee  .................................        429,208
Administrative fee  ........................................        245,262
Remarketing agent fee  .....................................        109,050
Custodian and accounting fees  .............................         18,607
Transfer agent fees  .......................................         26,282
Reports to shareholders  ...................................         51,768
Directors' fees  ...........................................          3,009
Audit and legal fees  ......................................         36,294
Other expenses  ............................................         57,702
                                                                -----------
  Total expenses  ..........................................        977,182
                                                                -----------

  Net investment income  ...................................      6,679,820
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments (note 4)  .................       (347,896)
Unrealized appreciation of investments  ....................      7,648,337
                                                                -----------

  Net gain on investments  .................................      7,300,441
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $13,980,261
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

           2001 Annual Report  8  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  1/31/01           1/31/00
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $  6,679,820      $  5,929,628
Net realized loss on investments  ..........................        (347,896)         (216,626)
Unrealized appreciation (depreciation) of investments  .....       7,648,337       (12,845,247)
                                                                ------------      ------------

  Net increase (decrease) in net assets resulting from
    operations  ............................................      13,980,261        (7,132,245)
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Common stock dividends  ....................................      (4,558,963)       (4,443,550)
Preferred stock dividends  .................................      (1,751,094)       (1,429,704)
                                                                ------------      ------------
  Total distributions  .....................................      (6,310,057)       (5,873,254)
                                                                ------------      ------------

  Total increase (decrease) in net assets  .................       7,670,204       (13,005,499)

Net assets at beginning of year  ...........................     119,310,319       132,315,818
                                                                ------------      ------------

Net assets at end of year  .................................    $126,980,523      $119,310,319
                                                                ============      ============

Undistributed net investment income  .......................    $    753,323      $    385,229
                                                                ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

           2001 Annual Report  9  American Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                American Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------

          2001 Annual Report  10  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Distributions of short-term and long-term realized gains received from closed-end investment companies are recorded as realized gains. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                INVERSE FLOATERS
                As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. At January 31, 2001, the fund had no outstanding investments in inverse floaters.

--------------------------------------------------------------------------------

          2001 Annual Report  11  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of January 31, 2001, the fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment

--------------------------------------------------------------------------------

          2001 Annual Report  12  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                has been made to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $1,669.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                American Municipal Income Portfolio has issued and, as of January 31, 2001, has outstanding 1,740 shares of remarketed preferred stock (870 shares in class "T" and 870 shares in class "TH") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On January 31, 2001, the dividend rates were 3.45% and 3.50% for class "T" and "TH," respectively.

                RP is a registered trademark of Merrill Lynch & Company (Merrill Lynch).

--------------------------------------------------------------------------------

          2001 Annual Report  13  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended January 31, 2001, aggregated $43,282,772 and $42,098,465, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annualized percentage of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized percentage of 0.20% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund. In addition, the fund also pays the administrator a fee for transfer agency and dividend disbursement services.

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agreement with Merrill Lynch (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will

--------------------------------------------------------------------------------

          2001 Annual Report  14  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian and accounting fees; registration fees; printing and shareholder reports; legal and auditing services; insurance; interest; taxes and other miscellaneous expenses.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER      EXPIRATION
                                          ------------  ---------------
                                          $   942,779           2003
                                            1,557,574           2004
                                              216,201           2008
                                              346,227           2009
                                          -----------
                                          $ 3,062,781
                                          ===========

(7) PARENT COMPANY
    ACQUISITION
 ............................
                On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. On
                February 27, 2001, this acquisition became effective. The new company is called U.S. Bancorp.

--------------------------------------------------------------------------------

          2001 Annual Report  15  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL INCOME PORTFOLIO

                                                     Year Ended January 31,
                                          --------------------------------------------
                                           2001    2000    1999(g)     1998     1997
                                          ------  ------  ----------  -------  -------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................  $13.17  $15.43    $15.07    $13.98   $14.42
                                          ------  ------    ------    ------   ------
Operations:
  Net investment income ................    1.15    1.03      1.02      1.00     1.07
  Net realized and unrealized gains
    (losses) on investments ............    1.27   (2.27)     0.36      1.12    (0.50)
                                          ------  ------    ------    ------   ------
    Total from operations ..............    2.42   (1.24)     1.38      2.12     0.57
                                          ------  ------    ------    ------   ------
Distributions to shareholders from net
  investment income:
  Paid to common shareholders ..........   (0.79)  (0.77)    (0.75)    (0.76)   (0.75)
  Paid to preferred shareholders .......   (0.30)  (0.25)    (0.27)    (0.27)   (0.26)
                                          ------  ------    ------    ------   ------
    Total distributions to
      shareholders .....................   (1.09)  (1.02)    (1.02)    (1.03)   (1.01)
                                          ------  ------    ------    ------   ------
Net asset value, common stock, end
  of period ............................  $14.50  $13.17    $15.43    $15.07   $13.98
                                          ======  ======    ======    ======   ======
Market value, common stock, end
  of period ............................  $13.80  $11.75    $14.00    $13.44   $12.13
                                          ======  ======    ======    ======   ======
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................   16.58%  (9.88)%     7.62%   13.63%    2.41%
Total return, common stock, market
  value (b) ............................   25.44% (10.81)%    10.07%   17.53%    3.29%
Net assets at end of period
  (in millions) ........................  $  127  $  119    $  132    $  130   $  124
Ratio of expenses to average weekly net
  assets applicable to common
  stock (c) ............................    1.23%   1.20%     1.13%     1.19%    1.22%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (d)(e) ...............    6.23%   5.49%     5.02%     5.10%    5.90%
Portfolio turnover rate (excluding
  short-term securities) ...............      35%     10%       19%       46%      28%
Remarketed preferred stock outstanding
  end of period (in millions) ..........  $   44  $   44    $   44    $   44   $   44
Asset coverage per share (in
  thousands) (f) .......................  $   73  $   69    $   76    $   75   $   71
Liquidation preference and market value
  per share of preferred stock
  (in thousands) .......................  $   25  $   25    $   25    $   25   $   25

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.80%, 0.78%, 0.75%, 0.78%, AND 0.78%, IN FISCAL YEARS 2001, 2000, 1999, 1998, AND 1997,
     RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 5.45%, 4.72%, 4.52%, 4.58%, AND 5.02%, IN FISCAL YEARS 2001, 2000, 1999, 1998, AND
     1997, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED STOCK OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT INCORPORATED TO U.S. BANK.

--------------------------------------------------------------------------------

          2001 Annual Report  16  American Municipal Income Portfolio

INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO                        January 31, 2001
 .................................................................................

                                                     Principal           Market
Description of Security                               Amount           Value (a)
--------------------------------------------------  -----------       ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (98.0%):
  ARIZONA (4.2%):
    Douglas Community Housing (Callable 1/20/10 at
      102), 6.13%, 7/20/41 .......................  $ 1,000,000       $  1,030,990
    Gilbert Industrial Development Revenue
      (Callable 2/1/09 at 102), 5.85%, 2/1/19 ....    1,000,000            933,220
    Pima County United School District (FGIC),
      8.38%, 7/1/13 ..............................    2,450,000(b)       3,338,688
                                                                      ------------
                                                                         5,302,898
                                                                      ------------

  CALIFORNIA (2.4%):
    Duarte Redevelopment Agency (Escrowed to
      maturity), 6.88%, 11/1/11 ..................    2,500,000(d)       3,091,900
                                                                      ------------

  COLORADO (6.9%):
    E-470 Public Highway, Zero Coupon,
      5.45%, 9/1/32 ..............................   30,000,000(g)       5,373,300
    EDL and Cultural Facilities Authority Revenue
      (Callable 12/1/11 at 100),
      7.25%, 12/1/30 .............................    2,000,000          1,935,840
    EDL and Cultural Facilities Authority Revenue
      (Callable 9/15/11 at 100),
      7.25%, 9/15/30 .............................    1,000,000            992,050
    Water Reserve and Power Development (Callable
      9/1/06 at 101), 5.90%, 9/1/16 ..............      500,000            533,865
                                                                      ------------
                                                                         8,835,055
                                                                      ------------

  GEORGIA (9.2%):
    Municipal Electrical Authority (FGIC),
      6.50%, 1/1/12 ..............................   10,000,000(b)(d)   11,700,300
                                                                      ------------

  HAWAII (2.1%):
    State Department of Budget and Finance,
      6.40%, 7/1/13 ..............................    2,415,000          2,604,046
                                                                      ------------

  ILLINOIS (6.7%):
    Chicago O'Hare Airport Facility (Callable
      9/1/09 at 101), 5.35%, 9/1/16 ..............    1,000,000            881,170
    Chicago O'Hare Airport, AMT,
      5.20%, 4/1/11 ..............................    1,000,000(f)         909,560
    Chicago State University Revenue (MBIA)
      (Prerefunded 12/1/04 at 102),
      6.00%, 12/1/12 .............................    1,000,000(b)(e)    1,097,000
    Health Facility Authority-Lutheran General
      Hospital (Callable 1/1/02-4/1/15 at
      100-102), 7.00%, 4/1/08-4/1/14 .............    1,500,000          1,713,245

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2001 Annual Report  17  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                     Principal           Market
Description of Security                               Amount           Value (a)
--------------------------------------------------  -----------       ------------
    Health Facility Authority-Lutheran General
      Hospital (Prerefunded to 1/1/02 at 102),
      6.80%, 1/1/22 ..............................  $ 1,000,000(e)    $  1,048,180
    Kane County School District (FGIC)
      (Prerefunded to 2/1/05 at 100),
      5.75%, 2/1/15 ..............................    1,000,000(b)(e)    1,071,730
    Rochelle Electric Systems (AMBAC) (Callable
      5/1/06 at 102), 5.20%, 5/1/16 ..............      750,000(b)         757,695
    Rockford Multifamily Housing Revenue (Callable
      1/20/08 at 102), AMT, 5.88%, 1/20/38 .......    1,000,000(f)       1,002,390
                                                                      ------------
                                                                         8,480,970
                                                                      ------------
  INDIANA (4.8%):
    Health Facility Authority-Columbus Hospital
      (FSA), 7.00%, 8/15/15                           2,670,000(b)       3,238,229
    Health Facility Authority-Greenwood Village
      South (Callable 5/15/08 at 101),
      5.50%, 5/15/18 .............................    2,280,000          1,860,982
    Municipal Bond Bank (Callable 2/1/04 at 102),
      6.00%, 2/1/16 ..............................    1,000,000          1,049,650
                                                                      ------------
                                                                         6,148,861
                                                                      ------------
  IOWA (1.7%):
    Hospital Facilities Authority (Callable
      2/15/10 at 101), 6.75%, 2/15/15 ............    1,000,000          1,077,810
    Sheldon Health Care Facilities (Callable
      3/1/04 at 101), 6.15%, 3/1/16 ..............    1,000,000          1,024,310
                                                                      ------------
                                                                         2,102,120
                                                                      ------------
  KANSAS (0.9%):
    Kansas City Utility Systems Revenue (FGIC)
      (Callable 9/1/04 at 102), 6.25%, 9/1/14 ....    1,000,000(b)       1,089,280
                                                                      ------------
  KENTUCKY (2.4%):
    State Housing Authority (Callable 11/1/29 at
      100), 6.08%, 1/1/30                             3,000,000          3,058,740
                                                                      ------------
  MICHIGAN (10.2%):
    Black River School District (Callable 2/1/10
      at 100), 7.25%, 2/1/30 .....................    1,000,000          1,028,910
    Comstock Park Public Schools (FGIC),
      7.88%, 5/1/11 ..............................    3,145,000(b)(d)    4,044,596
    Hospital Financing Authority-Daughters of
      Charity (Escrowed to maturity, callable
      11/1/05 at 101), 5.25%, 11/1/15 ............    3,000,000          3,076,830
    Kent Hospital Financial Authority (MBIA)
      (Callable 1/15/08 at 100),
      7.25%, 1/15/13 .............................    4,000,000(b)(d)    4,848,520
                                                                      ------------
                                                                        12,998,856
                                                                      ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2001 Annual Report  18  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                     Principal           Market
Description of Security                               Amount           Value (a)
--------------------------------------------------  -----------       ------------
  MINNESOTA (9.8%):
    Eden Prairie Multifamily Housing (Callable
      1/20/08 at 102), 5.60%, 7/20/28 ............  $   900,000       $    903,879
    Fairview Healthcare (Callable 11/15/10 at
      101), 6.38%, 11/15/29 .                         2,000,000          2,053,120
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32 ..............................    2,000,000(b)       2,106,480
    Minneapolis Special School District #1 (MBIA)
      (Callable 2/1/03 at 100), 5.45%, 2/1/15 ....    3,630,000(b)       3,674,359
    Moorhead Golf Course (Callable 12/1/08 at
      100), 5.88%, 12/1/21                            2,890,000          2,869,134
    State Housing and Finance Agency (Callable
      7/1/02 at 102), AMT, 6.85%, 1/1/24 .........      815,000(f)         841,634
                                                                      ------------
                                                                        12,448,606
                                                                      ------------

  MISSOURI (0.8%):
    INDLE Development Authority Revenue (Callable
      12/15/10 at 102), 6.88%, 12/15/20 ..........    1,000,000            988,160
                                                                      ------------

  NEBRASKA (2.3%):
    Educational Financial Authority Revenue
      (Callable 12/15/08 at 100),
      5.35%, 12/15/18 ............................    2,040,000          1,913,092
    Omaha, 6.50%, 12/1/18 ........................      825,000            986,188
                                                                      ------------
                                                                         2,899,280
                                                                      ------------

  NEVADA (2.5%):
    Washoe County School District (MBIA) (Callable
      6/1/04 at 101), 5.75%, 6/1/12 ..............    3,000,000(b)       3,131,070
                                                                      ------------

  NEW MEXICO (7.3%):
    Mortgage Finance Authority,
      6.50%-6.88%, 1/1/25-7/1/25 .................    8,375,000          9,301,654
                                                                      ------------

  NEW YORK (0.9%):
    New York Water and Sewer System (Callable
      6/15/10 at 101), 6.00%, 6/15/33 ............    1,000,000          1,080,940
                                                                      ------------

  NORTH DAKOTA (1.4%):
    Fargo Health Systems Revenue (Callable 6/1/10
      at 101), 5.63%, 6/1/31 .....................    1,750,000          1,780,730
                                                                      ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2001 Annual Report  19  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                     Principal           Market
Description of Security                               Amount           Value (a)
--------------------------------------------------  -----------       ------------
  OHIO (2.2%):
    Franklin County Health Care Facility Revenue
      (Callable 8/15/08 at 101),
      5.25%, 8/15/12 .............................  $ 1,000,000       $    859,150
    Richland County Hospital Facilities (Callable
      11/15/10 at 101),
      6.13%-6.38%, 11/15/16-11/15/30 .............    2,000,000          1,977,790
                                                                      ------------
                                                                         2,836,940
                                                                      ------------

  SOUTH DAKOTA (3.7%):
    Health & Education Facilities Authority -
      Prairie Crossings (Callable at 11/1/09 at
      102), 6.00%, 11/1/19 .......................    2,000,000          2,150,800
    Housing and Development Authority (Callable
      5/1/04 at 102), 5.80%, 5/1/14 ..............    1,270,000          1,325,105
    Sioux Falls Health Facilities-Evangelical
      Lutheran (AMBAC) (Callable 6/1/08 at 102),
      5.35%, 6/1/23 ..............................    1,250,000(b)       1,241,850
                                                                      ------------
                                                                         4,717,755
                                                                      ------------

  TENNESSEE (2.3%):
    Johnson City Health & Education Facilities
      (Callable 7/1/12 at 103), 7.50%, 7/1/33 ....    2,000,000          1,934,340
    Shelby County Health Education & Housing
      Facilities Board Revenue (Callable 7/1/09 at
      102), 5.50%, 7/1/20 ........................    1,000,000          1,007,040
                                                                      ------------
                                                                         2,941,380
                                                                      ------------

  TEXAS (8.4%):
    Abilene Health Facility Development (Callable
      8/15/08 at 101), 5.88%, 11/15/18 ...........    1,150,000            967,932
    Arlington Independent School District
      (Callable 2/15/05 at 100),
      6.00%, 2/15/15 .............................      670,000            715,131
    Fort Bend Independent School District
      (Escrowed to maturity, callable 2/15/08 at
      100), 5.00%, 2/15/14 .......................    1,000,000          1,037,880
    Grand Prairie Independent School District,
      Zero Coupon, 5.85%, 2/15/26 ................    3,000,000(h)       3,007,680
    Houston Water Conveyance System (AMBAC),
      7.50%, 12/15/16 ............................      745,000(b)         946,381
    North Central Health Facilities Development
      Revenue (Callable 11/15/09 at 102),
      7.25%, 11/15/19 ............................    3,000,000          2,909,910
    Tarrant County Housing Finance Authority
      (Callable 7/1/10 at 102), 6.88%, 7/1/30 ....    1,000,000          1,024,150
                                                                      ------------
                                                                        10,609,064
                                                                      ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2001 Annual Report  20  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                     Principal           Market
Description of Security                             Amount/Shares      Value (a)
--------------------------------------------------  -----------       ------------

  UTAH (1.7%):
    NEBO County School District (FGIC)
      (Prerefunded to 6/15/04 at 100),
      5.75%, 6/15/14 .............................  $ 2,000,000(b)(e) $  2,127,080
                                                                      ------------

  WASHINGTON (1.6%):
    Douglas County Public Utility District (MBIA)
      (Callable 1/1/05 at 102), 6.00%, 1/1/15 ....    1,000,000(b)       1,060,420
    State Public Power Supply (Callable 7/1/08 at
      102), 5.13%, 7/1/18 ........................    1,000,000            985,800
                                                                      ------------
                                                                         2,046,220
                                                                      ------------

  WISCONSIN (1.6%):
    Health and Education Facilities-Beloit
      Hospital (Callable 7/1/03 at 102),
      5.90%, 7/1/11 ..............................      625,000            602,938
    State Health & Educational Facility Authority
      Revenue (Callable 11/15/08 at 102),
      5.75%, 11/15/27 ............................    1,800,000          1,419,318
                                                                      ------------
                                                                         2,022,256
                                                                      ------------

      Total Municipal Long-Term Securities
        (cost: $119,085,201) .....................                     124,344,161
                                                                      ------------

MUNICIPAL SHORT-TERM SECURITIES (0.5%):
  TEXAS (0.5%):
    Harris County, 4.40%, 10/1/17
      (cost: $685,000) ...........................      685,000(c)         685,000
                                                                      ------------

RELATED PARTY MONEY MARKET FUND (0.5%):
    First American Tax Free Obligations Fund
      (cost: $685,863) ...........................      685,863(i)         685,863
                                                                      ------------

      Total Investments in Securities
        (cost: $120,456,064) (j)  ................                    $125,715,024
                                                                      ============

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2001 Annual Report  21  American Municipal Income Portfolio

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     FGIC - FINANCIAL GUARANTY INSURANCE CORPORATION
     FSA - FINANCIAL SECURITY ASSURANCE
     MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JANUARY 31, 2001. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN THESE ILLIQUID SECURITIES. ON
     JANUARY 31, 2001, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $23,685,316 OR 18.7% OF TOTAL NET ASSETS. INFORMATION REGARDING THESE SECURITIES IS AS
     FOLLOWS:

                                                                           DATE
                       SECURITY                               PAR        ACQUIRED    COST BASIS
-------------------------------------------------------   -----------   ----------   -----------
DUARTE, CA, REDEVELOPMENT AGENCY.......................   $ 2,500,000    9/96-2/97   $ 2,857,238
GEORGIA MUNICIPAL ELECTRICAL AUTHORITY.................    10,000,000        10/95    10,872,418
COMSTOCK, MI, PARK PUBLIC SCHOOLS......................     3,145,000   10/95-7/96     3,740,934
KENT, MI, HOSPITAL FINANCIAL AUTHORITY-MICHIGAN
HOSPITALS..............................................     4,000,000    9/96-2/97     4,607,449

(e) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) AMT - ALTERNATIVE MINIMUM TAX. AS OF JANUARY 31, 2001, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $2,753,584, WHICH REPRESENTS 2.2% OF NET ASSETS.
(g) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(h) THIS SECURITY IS A ZERO-COUPON BOND UNTIL 8/15/01. THE RATE SHOWN IS THE RATE IN EFFECT AFTER THAT DATE.
(i) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(j) ON JANUARY 31, 2001, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $120,395,322. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 6,610,634
      GROSS UNREALIZED DEPRECIATION ......   (1,290,932)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $ 5,319,702
                                            ===========

--------------------------------------------------------------------------------

          2001 Annual Report  22  American Municipal Income Portfolio

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

We have audited the accompanying statement of assets and liabilities of American Municipal Income Portfolio Inc., including the schedule of investments in securities, as of January 31, 2001, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended January 31, 1999, were audited by other auditors whose report dated March 12, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2001, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2001 and 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc. at January 31, 2001, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 27, 2001

--------------------------------------------------------------------------------

          2001 Annual Report  23  American Municipal Income Portfolio

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

                COMMON STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 99.94%
                QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

                PAYABLE DATE                                        AMOUNT
                ------------                                       --------
                February 23, 2000 .............................    $0.06600
                March 29, 2000 ................................     0.06600
                April 26, 2000 ................................     0.06600
                May 24, 2000 ..................................     0.06600
                June 28, 2000 .................................     0.06600
                July 26, 2000 .................................     0.06600
                August 23, 2000 ...............................     0.06600
                September 27, 2000 ............................     0.06600
                October 25, 2000 ..............................     0.06600
                November 21, 2000 .............................     0.06600
                December 15, 2000 .............................     0.06600
                January 11, 2001 ..............................     0.06600
                                                                   --------
                    Total .....................................    $0.79200
                                                                   ========

                PREFERRED STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 99.94%
                QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

                PAYABLE DATE                                      AMOUNT
                ------------                                     ---------
                Total class "T" .............................    $1,004.81
                                                                 =========
                Total class "TH" ............................    $1,011.75
                                                                 =========

--------------------------------------------------------------------------------

          2001 Annual Report  24  American Municipal Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                1. The fund's preferred and common shareholders, voting as a single class, voted to decrease the size of the board of directors from nine members to eight members. The following votes were cast regarding this matter:

                        SHARES                SHARES                      BROKER
                      VOTED "FOR"         VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
                -----------------------  -----------------  -----------  ---------
                       5,542,266              27,561          79,272            --

                2. The fund's preferred shareholders elected the following directors:

                                                   SHARES      SHARES WITHHOLDING
                                                 VOTED "FOR"   AUTHORITY TO VOTE
                                                -------------  ------------------
                Roger A. Gibson ..............      1,382              6
                Leonard W. Kedrowski .........      1,382              6

                3. The fund's preferred and common shareholders, voting as a single class, elected the following directors:

                                                   SHARES      SHARES WITHHOLDING
                                                 VOTED "FOR"   AUTHORITY TO VOTE
                                                -------------  ------------------
                Robert J. Dayton .............    5,574,722          74,377
                Andrew M. Hunter III .........    5,574,322          74,377
                John M. Murphy, Jr. ..........    5,574,722          74,377
                Robert L. Spies ..............    5,570,814          74,378
                Joseph D. Strauss ............    5,574,372          74,377
                Virginia L. Stringer .........    5,574,721          74,378

                (4) The fund's preferred and common shareholders, voting as a single class, ratified the selection by the fund's Board of Directors of Ernst & Young LLP as the independent public

--------------------------------------------------------------------------------

          2001 Annual Report  25  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                    accountants for the fund for the fiscal year ending
                    January 31, 2001. The following votes were cast regarding this matter:

                        SHARES                SHARES                      BROKER
                      VOTED "FOR"         VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
                -----------------------  -----------------  -----------  ---------
                       5,586,340               5,232          57,528            --

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

                PLAN ADMINISTRATION
                Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the fund on the fund's primary exchange or elsewhere on the open market.

--------------------------------------------------------------------------------

          2001 Annual Report  26  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

                There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.
--------------------------------------------------------------------------------

          2001 Annual Report  27  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 8218, Boston, Massachusetts, 02266, 1-800-543-1627.

--------------------------------------------------------------------------------

          2001 Annual Report  28  American Municipal Income Portfolio

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AMERICAN MUNICIPAL INCOME PORTFOLIO

2001  ANNUAL REPORT








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